QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Central Valley Community Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CENTRAL VALLEY COMMUNITY BANCORP
600 Pollasky Avenue,
Clovis, California 93612

        April 1, 2002

Dear Shareholder:

        In connection with the 2002 Annual Meeting of Shareholders to be held at 7:00 p.m. on Wednesday, May 15, 2002 at the Company's offices at 600 Pollasky Avenue, Clovis, California, we are enclosing the following:

  1.
  Notice of Annual Meeting of Shareholders.

  2.
  Proxy Statement.

  3.
  Proxy Card.

        The matters to be presented at the meeting will be the election of directors and the ratification of the appointment of the Company's independent public accountants.

        It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and return the enclosed proxy in the enclosed envelope, postage for which has been paid.

        We appreciate your support and look forward to seeing you at the meeting on May 15, 2002.

                      Cordially,

                      Daniel N. Cunningham
                      Chairman of the Board

                      Daniel J. Doyle
                      President and Chief Executive Officer

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS OF
CENTRAL VALLEY COMMUNITY BANCORP

TO THE SHAREHOLDERS OF CENTRAL VALLEY COMMUNITY BANCORP:

        NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of the Shareholders of Central Valley Community Bancorp will be held at 600 Pollasky Avenue, Clovis, California, on Wednesday, May 15, 2002, at 7:00 p.m. for the following purposes:

  1.
  To elect Directors;

  2.
  To ratify the appointment of Perry-Smith LLP as the Company's independent public accountants; and

  3.
  To transact such other business as may properly come before the meeting

        The names of the Board of Directors' nominees to be directors of Central Valley Community Bancorp are set forth in the accompanying Proxy Statement and are incorporated herein by reference.

        The Bylaws of Central Valley Community Bancorp provide for the nomination of directors in the following manner:

  Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the Corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided however, that if less than 21 days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the Corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third class mail as permitted by Section 6 of these Bylaws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which directors are to be elected.

        Only shareholders of record at the close of business on March 26, 2002, are entitled to notice of, and to vote at, the Annual Meeting. Every shareholder is invited to attend the Annual Meeting in person or by proxy. If you do not expect to be present at the Meeting, you are requested to complete and return the accompanying proxy form in the envelope provided.

Dated: April 1, 2002

Daniel N. Cunningham
Chairman of the Board
 WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE
SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE
IN THE ENCLOSED POSTAGE PAID ENVELOPE

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
OF
CENTRAL VALLEY COMMUNITY BANCORP
To Be Held on May 15, 2002
600 Pollasky Avenue, Clovis, California 93612

GENERAL INFORMATION FOR SHAREHOLDERS

        The following information is furnished in connection with the solicitation of the accompanying proxy by and on behalf of the Board of Directors of Central Valley Community Bancorp (the "Company" or "Central Valley") for use at the Annual Meeting of Shareholders to be held at the Company's headquarters office located at 600 Pollasky Avenue, Clovis, California on Wednesday, May 15, 2002, at 7:00 p.m. Only shareholders of record at the close of business on March 26, 2002, (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding 1,295,489 shares of its common stock, all of which will be entitled to vote at the Annual Meeting and any adjournments thereof. This proxy statement will be first mailed to shareholders on or about April 1, 2002.

Vote By Proxy

        As many of the Company's shareholders are not expected to personally attend the Annual Meeting, the Company solicits proxies so that each shareholder is given an opportunity to vote. Shares represented by a duly executed proxy in the accompanying form, received by the Board of Directors prior to the Annual Meeting, will be voted at the Annual Meeting. A shareholder executing and delivering the enclosed proxy may revoke the proxy at any time prior to exercise of the authority granted by the proxy by (i) filing with the secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date; or (ii) attending the meeting and voting in person. A proxy is also revoked when written notice of the death or incapacity of the maker of the proxy is received by the Company before the vote is counted. If a shareholder specifies a choice with respect to any matter on the accompanying form of proxy, the shares will be voted accordingly. If no specification is made, the shares represented by the proxy will be voted in favor of the specified proposal.

Method of Counting Votes

        Holders of common stock of the Company ("Common Stock") are entitled to one vote for each share held except that for the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected and such shareholder may cast all his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. An opportunity will be given at the Meeting prior to the voting for any shareholder who desires to do so, to announce his or her intention to cumulate his or her votes. The proxy holders are given, under the terms of the Proxy, discretionary authority to cumulate votes represented by shares for which they are named in the Proxy.

        The proxy holders, Daniel J. Doyle and Wanda L. Rogers, both of whom are directors of the Company, will vote all shares of Common Stock represented by the proxies unless authority to vote such shares is withheld or the proxy is revoked. However, the proxy holders cannot vote the shares of the shareholder unless the shareholder signs and returns a proxy card. Proxy cards also confer upon the proxy holders discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed, which may properly be presented for action at the Annual Meeting, including a motion to adjourn, and with respect to procedural matters pertaining to the conduct of the Annual Meeting. The total expense of soliciting the proxies in the accompanying form will be borne by the Company. While proxies are normally solicited by mail, proxies may also be solicited directly by officers, directors and employees of the Company or its subsidiary, Clovis Community Bank (the "Bank"). Such officers, directors and employees will not be compensated for this service beyond normal compensation to them.

        Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted in tabulations of the votes cast on proposals presented to shareholders and broker non-votes are not counted as votes for or against a proposal or as votes present and voting on the proposal.

        Unless contrary instructions are indicated on the Proxy, all shares represented by valid Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted as follows:

        FOR the election of all nominees for director named herein; and

        FOR ratification of the selection of Perry-Smith LLP as the Company's independent public accountants.

        In the event a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specification so made. In addition, such shares will, at the proxy holders' discretion, be voted on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for director.

        A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2001 is enclosed with this Proxy Statement.

Vote Required

        The nine (9) nominees receiving the highest number of votes of the shares of the Company's Common Stock represented and entitled to vote at the Meeting will be elected directors of the Company.

        The affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented and entitled to vote at the Meeting is necessary for the ratification of the selection of auditors.

Shareholders Entitled to Vote

        Only shareholders of record at the close of business on March 26, 2002, are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on that date, the Company had outstanding 1,295,489 shares of its no par value Common Stock.

PRINCIPAL SHAREHOLDERS

        As of the Record Date, no individual (including any "group", i.e., two or more persons acting as a partnership, limited partnership, syndicate or group for the purpose of acquiring, holding or disposing of voting stock issued by the Company) known to the Company owned beneficially more than five percent (5%) of the outstanding shares of its Common Stock except as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Daniel N. Cunningham 2517 West Shaw, Suite 109 Fresno, CA 93711	108,693(1)	8.38%
Steven D. McDonald 2975 S. MacDonough Road Sanger, CA 93657	96,590(2)	7.41%
Louis McMurray P.O. Box 569 Fresno, CA 93709	151,495(3)	11.57%
Financial Institutions Partners II, L.P. and Hovde Capital, L.L.C. 1629 Colonial Parkway Inverness, IL 60067	104,336(4)	7.96%
Donald H. Bruegman 198 Trout Lake Drive Sanger, CA 93657	66,450(5)	5.07%

        (1)  Includes 21,780 shares held as trustee for the Bradley and Joanne Quinn Living Trust as to which Mr. Cunningham disclaims beneficial ownership and 30,627 shares held under a power of attorney executed in favor of Mr. Cunningham by Eric Quinn as to which Mr. Cunningham disclaims beneficial ownership. Also includes 1,000 shares which may be acquired upon the exercise of options granted pursuant to the Central Valley Community Bancorp 2000 Stock Option Plan (the "2000 Plan")

        (2)  Includes 4,075 shares held as custodian for Mr. McDonald's minor children, 402 shares held by Mr. McDonald's spouse, 5,159 shares held in a family trust, 6,598 shares which may be acquired upon the exercise of options granted pursuant to the Clovis Community Bank 1992 Stock Option Plan (the "1992 Plan"), and 1,000 shares which may be acquired upon the exercise of options granted pursuant to the 2000 Plan.

        (3)  Includes 13,134 shares held as Trustee of the Charles McMurray Living Trust, 13,137 shares held as Trustee of the Jed McMurray Living Trust, 100,528 shares held as Trustee of the Louis McMurray Living Trust, 10,500 shares held as Trustee of the Lou and Dena McMurray Living Trust, 13,196 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan and 1,000 shares which may be acquired upon the exercise of options granted pursuant to the 2000 Plan.

        (4)  Based on information contained in an Acquisition Statement under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), dated November 9, 1998 received by the Company's wholly-owned subsidiary, Clovis Community Bank (the "Bank") from Financial Institutions Partners II, L.P. and Hovde Capital, L.L.C., which Acquisition Statement states that Hovde Capital, L.L.C. is the general partner of Financial Institutions Partners II, L.P.

        (5)  Based on information contained in the most recent Acquisition Statement under Section 13(d) of the Exchange Act, known to the Company to have been filed by Mr. Bruegman with the Federal Deposit Insurance Corporation ("FDIC").

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1
ELECTION OF DIRECTORS OF THE COMPANY

        The Bylaws of the Company provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may, in his or her discretion, be disregarded by the Chairman of the Meeting and, upon his or her instruction, the inspectors of election shall disregard all votes cast for such nominee(s).

        The Bylaws of the Company provide that the Board will consist of not less than seven (7) and not more than thirteen (13) directors. The number of directors is set by the Board and is currently set at nine (9). The authorized number of directors to be elected at the Meeting is nine (9). Each director will hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified.

        All Proxies will be voted for the election of the following nine (9) nominees recommended by the Board of Directors, all of whom are incumbent directors, unless authority to vote for the election of directors is withheld. If any of the nominees should unexpectedly decline or be unable to act as a director, the Proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

        The following table sets forth certain information with respect to those persons nominated by the Board of Directors for election as director, and the Named Executive Officers (as defined below), as well as with respect to all directors and executive officers as a group. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. There is no family relationship between any of the directors or principal officers other than Sidney B. Cox and Wanda L. Rogers who are brother and sister.

				Shares Beneficially Owned as of the Record Date
Directors and Nominees, and Officers	Age	Positions Held With the Company	Director or Officer Since	Number		Percent of Class
Sidney B. Cox	71	Director	2000	12,450	(1)	*
Daniel N. Cunningham	65	Chairman of the Board and Director	2000	108,693	(2)	8.38%
Daniel J. Doyle	55	President, Chief Executive Officer and Director	2000	40,335	(3)	3.03%
Edwin S. Darden Jr.	57	Director	2001	7,100		*
Gayle Graham	55	Senior Vice President and Chief Financial Officer	2000	7,053	(4)	*
Steven D. McDonald	52	Director	2000	96,590	(5)	7.41%
Louis McMurray	55	Director	2000	151,495	(6)	11.57%
Gary Quisenberry	50	Senior Vice President, Commercial and Business Banking (11)	2000	3,200	(7)	*
Wanda L. Rogers	69	Director	2000	43,607	(1)	3.36%

William S. Smittcamp	49	Director	2000	28,152	(1)	2.17%
Thomas L. Sommer	54	Senior Vice President and Credit Administrator	2000	14,199	(8)	2.17%
Joseph B. Weirick	63	Director	2000	39,274	(9)	3.02%
Shirley Wilburn	59	Senior Vice President, Consumer and Retail Banking (11)	2000	1,600	(10)	*
All directors and executive officers of the Company and the Bank as a group (13 in number)				553,748		40.28%

*
Beneficial ownership does not exceed one percent of common stock outstanding.
(1)
Includes 1,000 shares which may be acquired upon the exercise of options granted pursuant to the 2000 Plan.
(2)
See Principal Shareholders, note (1).
(3)
Includes 9,375 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan. Also, includes 24,900 shares which may be acquired upon the exercise of options granted pursuant to the 2000 Plan.
(4)
Includes 1,000 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan. Also includes 6,053 shares which may be acquired upon the exercise of options granted pursuant to the 2000 Plan.
(5)
See Principal Shareholders, note (2).
(6)
See Principal Shareholders, note (3).
(7)
Includes 3,200 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan.
(8)
Includes 2,600 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan. Also includes 1,720 shares which may be acquired upon exercise of options granted pursuant to the 2000 Plan.
(9)
Includes 1,529 shares owned of record by Mr. Weirick's wife, 7,922 shares owned of record by a minor child and 1,000 shares which may be acquired upon the exercise of options granted pursuant to the 2000 Plan.
(10)
Includes 1,600 shares which may be acquired upon exercise of options granted pursuant to the 1992 Plan.
(11)
Mr. Quisenberry and Mrs. Wilburn are officers of the Bank only.

        The following table sets forth certain information with respect to the executive officers (1) of the Company:

Name	Age	Positions Held with the Company	Officer Since
Daniel J. Doyle	55	President, Chief Executive Officer and Director	2000
Gayle Graham	55	Senior Vice President and Chief Financial Officer	2000
Gary Quisenberry	50	Senior Vice President, Commercial and Business Banking (2)	2000
Thomas L. Sommer	54	Senior Vice President and Credit Administrator	2000
Shirley Wilburn	59	Senior Vice President, Consumer and Retail Banking (2)	2000

        (1)  As used throughout this Proxy Statement, the term "executive officer" means the president, any senior vice president in charge of a principal business unit or function, and any other officer or person who performs a policy making function for the Company or the Bank.

        (2)  Mr. Quisenberry and Mrs. Wilburn are officers of the Bank only.

        Each executive officer serves on an annual basis and must be appointed by the Board of Directors annually pursuant to the Bylaws of the Company (or the Bylaws of the Bank in the case of Mrs. Wilburn and Mr. Quisenberry).

        The following is a brief account of the business experience during the past five years of each nominee and each executive officer of the Company.

        SIDNEY B. COX retired from Producers Cotton Oil in April 1988 and is now owner of Cox Communications, a public relations and agricultural consulting firm.

        DANIEL N. CUNNINGHAM is the Chairman of the Boards of Directors of the Company and the Bank. Mr. Cunningham is a certified public accountant, a director and officer of Quinn Properties and a director of Quinn Company.

        EDWIN S. DARDEN Jr. is a certified architect and President of Edwin S. Darden Associates, Inc., an architectural firm in Fresno, California. Mr. Darden is currently serving on the Board of Directors for the California Department of the State Architect (DSA).

        DANIEL J. DOYLE became President and Chief Executive Officer of the Company upon its organization in 2000, and has served as President and Chief Executive Officer of the Bank since June 1998. From March 1995 until joining the Bank, Mr. Doyle was Senior Vice President and Regional Manager of U.S. Bank. Prior to that, Mr. Doyle served as President and Chief Executive Officer of U.S. Bank of California.

        GAYLE GRAHAM became Senior Vice President and Chief Financial Officer of the Company upon its organization in 2000, and was named Senior Vice President and Cashier of the Bank on October 13, 1994 after serving as Vice President and Cashier of the Bank since April 19, 1991, and as Assistant Cashier since August 1988. Prior to that time, she served in various capacities with Wells Fargo Bank for 20 years.

        STEVEN McDONALD is President of McDonald Properties, Inc., with interests in cattle ranching, mobile home park management and other investments. Mr. McDonald is also the owner/broker of SDM Realty, specializing in ranch brokerage.

        LOUIS McMURRAY is President of Charles McMurray Company, a wholesale hardware company with outlets in Fresno and Sacramento.

        GARY QUISENBERRY was named Senior Vice President, Manager of Commercial and Business Banking of the Bank on February 22, 2000. For fifteen years prior to that time, Mr. Quisenberry was Senior Vice President, Business Banking Manager, Manager of Special Assets and Manager of Consumer Lending for California Federal Bank.

        WANDA L. ROGERS, since 1962 has served as the President and Chief Financial Officer of Rogers Helicopters, Inc., a corporation contracting for helicopter services to various U.S. government agencies and other public entities.

        WILLIAM S. SMITTCAMP is the President and owner of Wawona Frozen Foods and is involved as a principal in other family-related businesses.

        THOMAS L. SOMMER became Senior Vice President and Credit Administrator of the Company upon its organization in 2000, and was named Senior Vice President and Chief Credit Officer of the Bank on December 15, 1999 after serving as Vice President Manager of Credit Review and Special Assets since August 24, 1998. For two years, Mr. Sommer served as Credit Administrator for Olympic Bank. Prior to that, Mr. Sommer served as Senior Vice President, Manager of Commercial and Business Banking for U.S. Bank of California.

        JOSEPH B. WEIRICK was President and General Manager of Weirick and Co., operators of China Peak Ski Area, from 1964 to 1978. Mr. Weirick is presently involved in personal investments.

        SHIRLEY WILBURN was named Senior Vice President, Consumer and Retail Banking of the Bank on October 16, 2000. Prior to that time, Mrs. Wilburn served as First Vice President, Regional Manager with California Federal Bank since 1998. For five years prior to that time, Mrs. Wilburn was Senior Vice President Real Estate Lending for Glendale Federal Bank. Mrs. Wilburn has over 30 years banking experience including 20 years with CalFed and its predecessors Glendale Federal Bank and Guarantee Savings.

        No director of the Company holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Exchange Act, except for Wanda L. Rogers, who is a director of Kaman Corporation, Bloomfield, CT.

Meetings and Committees of the Board of Directors

        The Board of Directors of the Company conducts its business through meetings of the Company's Board of Directors, Strategic Planning Committee and Audit/Compliance Committee, and through committees of the Bank's Board of Directors. The Company became the holding company for the Bank on November 15, 2000. Currently, the Bank's committees make recommendations regarding the nominating and personnel functions to the Company's Board of Directors. Furthermore, the Audit/Compliance Committee of the Bank's Board of Directors makes recommendations to the Audit/Compliance Committee of the Company's Board of Directors. During 2001 the Company's Board of Directors held 12 meetings and the Bank's Board of Directors held 12 meetings. No director attended less than 75 percent of the total meetings of the Company's and the Bank's Boards of Directors and of the Company's and the Bank's committees on which he or she served during 2001.

        The Strategic Planning Committee of the Company's Board of Directors is composed of Mr. Lou McMurray as Chairman, and Messrs. Cox, Cunningham, Darden, Doyle, McDonald and Smittcamp.

        The Company's Strategic Planning Committee held eight (8) meetings during 2001. The Strategic Planning Committee; (1) provides overall strategic planning direction for the Company; (2) makes recommendations to the Board for the payment of dividends, Directors' fees and stock option grants and other benefits for the Directors; (3) reviews and monitors the Bank's investment policy, the Bank's liquidity position and the Bank's investment portfolio; (4) reviews all advertising materials and establishes and reviews the advertising budget.

        The Audit/Compliance Committee of the Company's Board of Directors is composed of Mr. McDonald as Chairman, Ms. Elaine Bernard and Messrs. Cunningham, David E. Cook and Weirick.

        The Company's Audit/Compliance Committee held nine (9) meetings during 2001. The functions of the Audit/Compliance Committee are to recommend the appointment of and to oversee a firm of independent public accountants who audit the books and records of the Company for the fiscal year for which they are appointed, to approve each professional service rendered by such accountants and to evaluate the possible effect of each such service on the independence of the Company's accountants. The Audit/Compliance Committee also reviews internal controls and reporting procedures of the Bank's branch offices and periodically consults with the independent auditors with regard to the adequacy of internal controls.

  Report of Audit Committee

  NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

        The Audit/Compliance Committee of the Central Valley Community Bancorp Board of Directors (the "Audit Committee") is composed of five independent directors and operates pursuant to a Charter that was adopted by the Board on February 21, 2001, a copy of which was attached as Appendix A to the Company's Proxy Statement for the Company's 2001 Annual Meeting of Shareholders. The members of the Audit Committee are Steven McDonald (Chair), Elaine Bernard, Daniel N. Cunningham, David E. Cook, and Joseph B. Weirick. The Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent accountants.

        The function of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

        In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and written confirmations from management with respect to information technology consulting services relating to financial information systems design and implementation, and internal audit services provided by the auditors, has considered whether the provision of information technology consulting services relating to financial information systems design and implementation and internal audit and other non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

        The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect to auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Company's auditors are in fact "independent".

        Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 to be filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE
OF THE COMPANY'S BOARD OF DIRECTORS

Steven McDonald (Chair)
Elaine Bernard
Daniel N. Cunningham
David E. Cook
Joseph B. Weirick	March 27, 2002

EXECUTIVE COMPENSATION

Summary of Compensation

        The following table sets forth a summary of the compensation paid by the Company or the Bank during each of the last three completed fiscal years for services rendered in all capacities to Daniel J. Doyle, President and Chief Executive Officer, Gayle Graham, Senior Vice President and Chief Financial Officer, Gary Quisenberry, Senior Vice President, Commercial and Business Banking, Thomas L. Sommer, Senior Vice President and Credit Administrator, and Shirley Wilburn, Senior Vice President, Consumer and Retail Banking (the "Named Executive Officers"). No other executive officer of the Company or the Bank earned in excess of $100,000 during the 2001 fiscal year.

		Summary Compensation Table
					Long Term Compensation
		Annual Compensation			Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)	Securities Underlying Options (#)	All Other Compensation ($)
Daniel J. Doyle, President and Chief Executive Officer	2001 2000 1999	$170,000 160,000 160,000	$96,500 58,856 40,800	(1) (1) (1)	37,500 25,000 -0-	$59,293 25,470 9,099	(2)
Gayle Graham, Senior Vice President and Chief Financial Officer	2001 2000 1999	$101,100 97,100 93,400	$32,771 25,155 18,000	(1) (1) (1)	11,563 2,500 -0-	$16,524 11,903 5,816	(3)
Thomas L. Sommer, Senior Vice President and Credit Administrator	2001 2000 1999	$95,400 90,600 75,970	$32,072 27,844 11,430	(1) (1) (1)	4,300 1,500 5,000	$12,891 3,599 3,958	(4)
Gary Quisenberry, Senior Vice President, Commercial and Business Banking (7)	2001 2000	$110,000 89,923	$38,745 36,906	(1) (1)	2,000 8,000	$4,631 688	(5)
Shirley Wilburn, Senior Vice President, Consumer and Retail Banking (8)	2001	$96,000	$28,704	(1)	2,000	$2,198	(6)

(1)
Certain incidental personal benefits to Named Executive Officers (not otherwise disclosed herein) may result from expenses incurred by the Company in the interest of attracting and retaining qualified personnel. With respect to each Named Executive Officer, the aggregate amount of such compensation for the fiscal year indicated did not exceed the lesser of $50,000 or ten percent (10%) of the compensation reported in the Summary Compensation Table for such Named Executive Officer.
(2)
Includes, for 2001, directors' fees of $12,000, $2,813 in life insurance premiums, $28,085 representing vested benefit increase for 2001 in Executive Salary Continuation Program, and $16,395 contributed to the Bank's Salary Deferral Plan for Mr. Doyle's account.

(3)
Includes, for 2001, $11,861contributed to the Bank's Salary Deferral Plan for Ms. Graham's account, $873 in life insurance premiums and $3,790 representing vested benefit increase for 2001 in Executive Salary Continuation Program.
(4)
Includes, for 2001, $11,813 contributed to the Bank's Salary Deferral Plan for Mr. Sommer's account and $1,078 in life insurance premiums.
(5)
Includes, for 2001, $1,069 in life insurance premiums and $3,562 contributed to the Bank's Salary Deferral Plan for Mr. Quisenberry's account.
(6)
Includes, for 2001, $1,770 in life insurance premiums and $428 contributed to the Bank's Salary Deferral Plan for Ms. Wilburn's account.
(7)
Mr. Quisenberry is an officer of the Bank only, and became an employee of the Bank during 2000.
(8)
Mrs. Wilburn is an officer of the Bank only, and became an employee of the Bank during 2000.

Stock Option Plans

Central Valley Community Bancorp 2000 Stock Option Plan

        The Central Valley Community Bancorp 2000 Stock Option Plan (the "2000 Plan") was adopted on November 15, 2000 and is designed to attract, retain and motivate employees, directors and consultants of the Company and the Bank by providing added incentives to enlarge their proprietary interest in the Company, to increase their efforts on behalf of the Company and the Bank, and to continue their association with the Company and the Bank. The 2000 Plan was approved by the Company's shareholders at the Company's 2001 Annual Meeting of Shareholders. The 2000 Plan permits the granting of nonqualified stock options and incentive stock options during a period of ten years from the date of adoption by the Board of Directors. The 2000 Plan is administered by the Board of Directors.

        The total number of shares reserved for issuance under the 2000 Plan is 262,862, subject to adjustment if the outstanding shares of Company Common Stock are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Company, through a reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Company. Under the 2000 Plan, all options are granted at an exercise price of not less than 100% of the fair market value of the Company Common Stock at the time the option is granted. The 2000 Plan provides for the granting of options for exercise periods of up to ten years from the date of the grant, with the exact exercise period to be determined by the Board of Directors. The exercise period of an incentive stock option granted to an individual who owns more than 10% of the total combined voting power of all classes of stock of the Company may not exceed five years. Options to purchase 159,638 shares of Company Common Stock have been granted under the 2000 Plan as of the Record Date.

Clovis Community Bank 1992 Stock Option Plan

        The Bank established the 1992 Plan, in which directors, officers and employees of the Bank are eligible to participate. Pursuant to the terms of the Plan of Reorganization and Merger Agreement by which the Company became the sole shareholder of the Bank, the Company agreed to issue shares of Company Common Stock upon the exercise of options outstanding under the 1992 Plan. As of December 31, 2001, there were options to purchase 111,076 shares of Company Common Stock outstanding under the 1992 Plan. No further options will be granted under the 1992 Plan.

Stock Option Grants and Exercises

Central Valley Community Bancorp 2000 Stock Option Plan

Stock Option Grants

Option/SAR Grants in Last Fiscal Year
		Individual Grants
Name	Number of Securities Underlying Options Granted (#)	Percent of total options granted to employees in fiscal year	Exercise or base price ($/Share)		Expiration Date
Daniel J. Doyle	10,000 5,500 22,000	34.05%	$ $ $	13.75 17.25 17.25	01/17/2011 05/27/2009 06/01/2008
Gayle Graham	2,000 1,650 2,000 3,300 2,613	10.50%	$ $ $ $ $	17.25 17.25 17.25 17.25 17.25	06/20/2011 09/16/2008 06/16/2009 04/16/2008 06/25/2006
Gary Quisenberry	2,000	1.82%		$17.25	06/20/2011
Thomas L. Sommer	2,000 3,300 1,000	5.72%	$ $ $	17.25 17.25 17.25	06/20/2011 09/16/2008 06/16/2009
Shirley Wilburn	2,000	1.82%		$17.25	06/20/2011

  Aggregated Stock Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        No stock options outstanding under the 1992 Plan or the 2000 Plan were exercised by any of the Named Executive Officers during the Company's 2001 fiscal year. The following table shows the value at December 31, 2001 of the options held by the Named Executive Officers.

			Number of securities underlying unexercised options at fiscal year-end (#)	Value of unexercised in-the-money options at fiscal year-end ($) (1)
Name	Shares acquired on exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Daniel J. Doyle	-0-	-0-	29,150/33,350	$102,500/$178,250
Gayle Graham	-0-	-0-	6,553/7,510	$18,193/$26,015
Gary Quisenberry	-0-	-0-	1,600/8,400	$9,600/$43,400
Thomas L. Sommer	-0-	-0-	4,020/8,780	$14,636/$31,544
Shirley Wilburn	-0-	-0-	1,600/8,400	$10,800/$48,200

(1)
Based on a bid price per share at December 31, 2001 of $19.75.

Employment Contracts

  Daniel J. Doyle

        The Bank entered into an employment agreement with Mr. Doyle effective as of May 28, 1998, pursuant to which Mr. Doyle is employed as President and Chief Executive Officer of the Bank. The agreement provided that the initial term of the agreement would end on December 31, 2001, but also provided that the agreement will be renewed annually for additional one-year terms unless terminated by either party not later than sixty days prior to the end of the particular term. The agreement provided for an annual salary during 1998 and 1999 of $160,000, with base salary to be set thereafter by the Board of Directors at no less than $160,000. For fiscal year 2001 Mr. Doyle's annual salary was $170,000. Additionally, the agreement provided that for 1998, Mr. Doyle was entitled to receive a target bonus of 25% of salary upon the achievement by December 31, 1998 of certain specified performance goals and a target bonus of 30% of salary upon the achievement by December 31, 1999 of performance goals agreed upon by the parties. For fiscal years 2001 and 2000, Mr. Doyle received a bonus of $96,500 and $58,856, respectively. Mr. Doyle's performance in 2001 and 2000 exceeded the goals established for those years, and therefore, per the terms of the employment agreement, the bonuses paid to Mr. Doyle during those years exceeded the target bonus percentages specified in the employment agreement. The Board of Directors provided that Mr. Doyle would be entitled to receive a target bonus of 40% of salary upon achievement by December 31, 2001 of certain specified performance goals agreed upon by the Board of Directors and Mr. Doyle. For further fiscal years, the specific goals for the bonus shall be set by mutual agreement of the Board and Mr. Doyle. The Board of Directors provided that Mr. Doyle would be entitled to receive a target bonus of 40% of salary upon achievement by December 31, 2002 of certain specified performance goals agreed upon by the Board of Directors and Mr. Doyle. The actual bonus Mr. Doyle may receive under the employment agreement for his performance during 2002 may be higher or lower than the target bonus of 40% of his base salary for 2002 depending on actual performance. The Board of Directors has set Mr. Doyle's base salary for 2002 at $180,000.

        The employment agreement with Mr. Doyle also provided for: (a) a Bank-paid membership in a local country club; (b) an automobile allowance of $1,000 per month; (c) participation in medical, dental and similar plans offered by the Bank for Mr. Doyle and his dependents, as well as Bank-paid term life insurance coverage of at least $100,000; and (d) four weeks of vacation annually.

        The employment agreement with Mr. Doyle is terminable by the Bank at any time for "cause," as defined in the agreement, upon which Mr. Doyle would be eligible to receive no payments or benefits other than those accrued though the date of termination. The agreement provides for termination upon the disability of Mr. Doyle under certain circumstances, as well as the payment of Mr. Doyle's salary for six months following such disability if certain conditions are met. The Bank may terminate Mr. Doyle's employment without cause, in which case, Mr. Doyle would be entitled to continue to receive payments based on his base salary for two years, subject to his finding comparable employment. In the event of a merger in which the Bank is not the surviving entity or a change in control of 50% or more of the Common Stock of the Bank (other than as a result of the organization of a holding company for the Bank) (a "Reorganization"), then the employment agreement shall not be terminated but instead the surviving or resulting corporation or the transferee of the Company's stock or assets (the "Successor") shall be bound by the employment agreement. However, in the event that Mr. Doyle elects to leave the employ of the Successor, he will be entitled to a lump sum severance payment equal to two times the average total annual cash compensation paid to him by the Bank during the most recent three fiscal years. Additionally, during the 24 months following a Reorganization, Mr. Doyle will be entitled to receive the lump sum payment mentioned in the preceding sentence upon a demotion in title, decrease in total compensation, material changes in duties and authority and/or change in office location of more than 30 miles from Clovis, California.

Salary Deferral Plan

        The Bank adopted a Salary Deferral Plan, effective as of January 1, 1983, for the benefit of its employees. The Salary Deferral Plan is intended to qualify for favorable tax treatment under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986 (the "Code"), commonly referred to as a "401(k) plan". The Salary Deferral Plan has two components consisting of a deferred salary portion and a profit sharing portion. The purpose of the Salary Deferral Plan is to provide eligible employees of the Bank with a means of deferring a portion of their compensation to encourage retirement savings, to enable them to share in profits of the Bank, and to provide benefits in the event of death or disability.

        Under the profit sharing portion of the Salary Deferral Plan, the Bank may, but is not required to, make annual profit-sharing contributions to the Salary Deferral Plan. For fiscal year 2001, the Bank made a $125,000 profit sharing contribution. Additionally, the Bank may elect to make a matching contribution to the participants' accounts. The matching contribution is announced by the Bank at the beginning of the plan year. In 2001, the Bank made a 50% matching contribution on all deferred amounts up to 5% of eligible compensation, totaling $70,156. For 2002, the Bank announced a 100% matching contribution on all deferred amounts up to 3% of eligible compensation and a 50% match on the next 2% of eligible compensation deferred.

Deferred Compensation Agreements

        Six of the Bank's non-employee directors have entered into deferred compensation agreements with the Bank, electing to defer some or all of their fees in exchange for the Bank's promise to pay a deferred benefit in the future. A deferred compensation agreement allows a non-employee director to reduce current taxable income in exchange for larger payments at retirement, when the recipient could be in a lower tax bracket. Deferred director fees are expensed by the Bank and are set aside in a separate liability account. Credited on the account balance at a rate determined annually by the Board of Directors, interest on deferred fees continues to accrue until the director's service terminates and payment of benefits commences. Payment of accrued benefits, represented by the account balance, can be made in a lump sum or in installments, at each participating director's election. After retirement, benefit payments are taxable income to the participating director and are deductible expenses to the Bank as they are paid. The deferred compensation arrangement with non-employee directors is an unfunded plan, which means that a participating director has no rights beyond those of a general creditor of the Bank, and no specific Bank assets are set aside for payment of account balances. A director whose service terminates for cause forfeits all accrued interest and is entitled solely to the fees previously deferred.

        The Bank has a universal life insurance policy insuring the life of each participating director. The Bank is the owner of each policy. Each non-employee director who has entered into a deferred compensation agreement has also entered into a related Split Dollar Agreement and Endorsement. Under the latter Split Dollar Agreement and Endorsement, the Bank and each participating director agree to a division of death benefits under the life insurance policies. A Split Dollar Agreement and Endorsement provides that a director's designated beneficiary(ies) is entitled at the director's death to receive life insurance proceeds:

  (a)
  In an amount intended to approximate the projected deferred compensation agreement account balance at the director's retirement, if the director dies before terminating service with the Bank.

  (b)
  In an amount intended to approximate the deferred compensation agreement account balance remaining unpaid, if the director dies after terminating service with the Bank.

        In either case, the Bank's obligations under a deferred compensation agreement are extinguished by the director's death. The Bank is entitled to any insurance policy death benefits remaining after payment to the director's beneficiary(ies). The Bank expects to recover in full from its portion of the policies' death benefits all life insurance premiums previously paid by the Bank. The policies serve informally as a source of financing for the Bank's deferred compensation obligations arising out of a director's death before retirement, as well as an investment to finance post-retirement payment obligations. Although the Bank expects the policies to serve as a source of funds for death benefits payable under the deferred compensation agreements,as noted above the directors' contractual entitlements are not funded. These contractual entitlements remain contractual liabilities of the Bank, payable after the directors' termination of service.

Senior Management Incentive Plan

        The Board of Directors of the Bank approved a Senior Management Incentive Plan ("SMIP") effective January 1, 1999 for the purpose of advancing the interests of the Bank and its shareholders through annual incentive compensation that will attract, retain and motivate key executives of the Bank. The Board of Directors has discretion to determine which executives are eligible to participate in the SMIP, to determine the bases for and the amount of any incentive awards (based generally on Board-established targets) and to consider any additional or extraordinary performance factors for a particular participant.

        The Board of Directors allocated contributions to the SMIP for the fiscal year ended December 31, 2001 and, accordingly, payments were made to executives thereunder totaling $132,292, which are included under Bonus in the Summary Compensation Table.

Executive Salary Continuation Agreements

        During 2000 and 2001, the Board of Directors of the Bank adopted and entered into with each of Ms. Graham, Mrs. Wilburn and Messrs. Doyle, Quisenberry and Sommer an Executive Salary Continuation Agreement (each, a "Salary Continuation Agreement" and collectively, the "Salary Continuation Agreements"). The Salary Continuation Agreements provide for an annual payment for a period of 15 years following retirement from service as an executive of the Bank. Mr. Doyle's benefits under his Salary Continuation Agreement vested 20% upon execution, and will continue to vest at a rate of 10% per year thereafter. Ms. Graham's benefits under her Salary Continuation Agreement are subject to an annual vesting percentage of 10% for each full year of service from the first anniversary of the effective date of the agreement. Mrs. Wilburn's benefits, under her Salary Continuation Agreement, will be 40% vested on the third anniversary of employment with the Bank, an additional 10% on each of the fourth and fifth anniversaries of employment, an additional 20% on the sixth anniversary and an additional 10% on each of the seventh and eighth anniversaries of employment. Messrs. Quisenberry and Sommer's benefits under each of their Salary Continuation Agreements are subject to an annual vesting percentage of 10% for each full year of service from the second anniversary of the effective date of the agreement. Each person's annual benefit is determined at the time of retirement, on the basis of (i) the individual's age upon retirement, (ii) the percentage of benefit vested upon retirement, and (iii) the maximum annual benefit assigned in the individual's Salary Continuation Agreements.

        Mr. Doyle's Salary Continuation Agreement provides for a maximum annual benefit of $75,000, and provides that he will receive the maximum benefit if he reaches the age of 62 prior to retiring. The Salary Continuation Agreement covering Ms. Graham provides for a maximum annual benefit of $40,000, and provides that she will receive the maximum benefit if she reaches the age of 62 prior to retiring. The Salary Continuation Agreements covering Mrs. Wilburn and Messrs. Quisenberry and Sommer, provide for each to receive a maximum annual benefit of $40,000, and provide that each will receive the maximum benefit if she or he reaches the age of 65 prior to retiring.

        The Salary Continuation Agreements terminate upon death prior to retirement, voluntary termination of service prior to retirement, or involuntary termination of service for cause. The Salary Continuation Agreements provide for payment of a lump sum in the event of a Change Of Control of the Bank, defined as the cumulative transfer of more than fifty percent (50%) of the voting stock of the Bank.

        The Salary Continuation Agreements specifically provide that the Bank has no obligation to fund the obligations to pay the retirement or lump sum benefits described therein. However, coincident with the execution of the Salary Continuation Agreements the Bank and each of Ms. Graham, Mrs. Wilburn and Messrs. Doyle, Quisenberry and Sommer entered into a Life Insurance Endorsement Method Split Dollar Plan Agreement. The Bank purchased flexible premium adjustable life insurance policies insuring the life of each participant. The Bank owns the policies and is entitled to the policies' cash value. The participant's beneficiaries are entitled to a share of the death proceeds should the participant die before attaining the maximum benefit age as defined in the Salary Continuation Agreements or be retired from the Bank and die on or subsequent to attaining the maximum benefit age or die after involuntary termination from the Bank.

Compensation of Directors

        The Board of Directors of the Company has not approved payment of fees in connection with attendance at Company Board or Board Committee meetings.

        The Chairman of the Board of the Bank receives $1,200 and all other directors of the Bank receive $1,000 per month for Bank Board meeting attendance.

        Aggregate Bank directors' fees in the sum of $120,400 were paid (including amounts deferred under Deferred Compensation Agreements between the Bank and certain of its directors) during the fiscal year ended December 31, 2001. No remuneration is received for attendance at Bank Board Committee meetings.

Certain Relationships and Related Transactions

        There have been no material transactions, except as disclosed below, since January 1, 2001, nor are there any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any director, executive officer, five-percent shareholder or any member of the immediate family of any of the foregoing persons had, or will have, a direct or indirect material interest.

Reimbursement and Tax Sharing Agreement

        The Company has entered into an agreement with the Bank pursuant to which the Bank has agreed to reimburse the Company for certain expenses incurred by the Company in rendering management services on terms and conditions consistent with the requirements of Section 23A of the Federal Reserve Act. In addition, the Company has entered into a tax sharing agreement with the Bank providing for the allocation of tax obligations among the Company and the Bank in compliance with regulatory requirements.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the best knowledge of the Company, the only greater than ten-percent holder of the Company's Common Stock is Mr. Louis McMurray and his related interests. See Principal Shareholders.

        Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 4 and 5 were required for those persons, the Company believes that for the 2001 fiscal year, the officers and directors of the Company complied with all applicable filing requirements, except that Thomas Sommer failed to include on his initial Form 5 one transaction involving a sale of stock, which was subsequently reported on an amended Form 5.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        The firm of Perry-Smith LLP, which served the Company as independent public accountants for 2001, has been selected by the Audit Committee of the Board of Directors of the Company to be its independent public accountants for 2002. All Proxies will be voted "FOR" ratification of such selection unless authority to vote for the ratification of such selection is withheld or an abstention is noted. If the nominee should unexpectedly for any reason decline or be unable to act as independent public accountants, the Proxies will be voted for a substitute nominee to be designated by the Audit Committee.

        Representatives from the accounting firm of Perry-Smith LLP will be present at the meeting, will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

  Audit Fees

        The aggregate fees billed by Perry-Smith LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2001 and the reviews of the financial statements included in the Company's Form 10-QSB for such fiscal year were $81,245.

  Financial Information Systems Design And Implementation Fees

        There were no fees billed by Perry-Smith LLP for professional services rendered for information technology services relating to financial information systems design and implementation for fiscal year 2001.

  All Other Fees

        The aggregate fees billed by Perry-Smith LLP for services rendered to the Company other than the services described above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees", were $66,900.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF PERRY-SMITH LLP AS THE COMPANY'S INDEPENDENT AUDITORS. APPROVAL OF THE PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES REPRESENTED AND VOTING AT THE MEETING.

OTHER INFORMATION

Availability of Form 10-KSB and Other Exchange Act Filings

        The Company's Common Stock is registered under Section 12(g) of the Exchange Act. A copy of the Company's 2001 Annual Report on Form 10-KSB, including financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Section 13 of the Exchange Act, will be furnished without charge to any shareholder upon written request. A copy may be requested by writing Janice Neary, Assistant Corporate Secretary, Central Valley Community Bancorp, 600 Pollasky Avenue, Clovis, California 93612. Such reports and other information may also be accessed electronically at the Commission's home page on the internet at http://www.sec.gov.

SHAREHOLDER PROPOSALS

        The 2003 Annual Meeting of Shareholders of the Company will be held on May 14, 2003. December 30, 2002 is the date by which shareholder proposals intended to be presented at the 2003 Annual Meeting must be received by management of the Company at its principal executive office for inclusion in the Company's 2003 proxy statement and form of proxy relating to that meeting.

OTHER MATTERS

        The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this proxy statement is brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto and in accordance with their judgment.

Dated: April 1, 2002 Clovis, California	For the Board of Directors
Daniel N. Cunningham Chairman of the Board

CENTRAL VALLEY COMMUNITY BANCORP
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 15, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of Central Valley Community Bancorp, and the accompanying Proxy Statement dated April 1, 2002, and revoking any Proxy heretofore given, hereby constitutes and appoints Daniel J. Doyle and Wanda L. Rogers, and each of them, with full power of substitution, as attorneys and Proxies to appear and vote all of the shares of Common Stock of Central Valley Community Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Central Valley Community Bancorp, to be held at the offices of Central Valley Community Bancorp, 600 Pollasky Avenue, Clovis, California on Wednesday, May 15, 2002 at 7:00 p.m. or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this Proxy in the election of directors.

1.	To elect as Directors of the Company the nominees set forth below.
FOR all nominees listed below (except as marked to the contrary below).

WITHHOLD AUTHORITY to vote for all nominees listed below.

        INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through the nominee's name in the list below:

Sidney B. Cox, Daniel N. Cunningham, Edwin S. Darden Jr., Daniel J. Doyle, Steven McDonald, Louis McMurray, Wanda L. Rogers, William S. Smittcamp and Joseph B. Weirick
2.	To approve the proposal to ratify the appointment of Perry-Smith LLP as independent public accountants for the Company's 2002 fiscal year.

	FOR	☐	AGAINST	☐	ABSTAIN	☐
3.	In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSAL NO. 2. THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSAL NO. 2.

SHAREHOLDER(S) SIGNATURES	No. of Common Shares
X

X

DATE: , 2002	Please date and sign exactly as your name(s) appears. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If more than one trustee, all should sign. All joint owners should sign. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.
I/We do or do not expect to attend this meeting.
THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

QuickLinks

CENTRAL VALLEY COMMUNITY BANCORP 600 Pollasky Avenue, Clovis, California 93612
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF CENTRAL VALLEY COMMUNITY BANCORP
PRINCIPAL SHAREHOLDERS
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING PROPOSAL NO. 1 ELECTION OF DIRECTORS OF THE COMPANY
EXECUTIVE COMPENSATION
Certain Relationships and Related Transactions
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
SHAREHOLDER PROPOSALS
OTHER MATTERS